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                                                                    EXHIBIT 10.8
                                PROMISSORY NOTE


$150,000.00                                                      June 29, 1998


          FOR VALUE RECEIVED, RALPH C. GUILD ("Maker") unconditionally promises to pay to the order of INTEREP NATIONAL RADIO SALES, INC. ("Payee") the principal amount of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), in three equal annual installments of FIFTY THOUSAND DOLLARS ($50,000) each, payable on the anniversary date of this Note in 1999, 2000 and 2001.

          Maker also promises to pay to Payee interest on the outstanding principal of this Note at a fluctuating rate per annum equal to the prime commercial lending rate announced by BancBoston, N.A., from time to time, plus 1%, computed on the basis of a 360-day year for the actual number of days elapsed. All accrued and unpaid interest on this Note shall be payable in arrears with each payment of principal hereunder. Interest on this Note shall be charged from the date hereof until the date on which this Note is paid in full.

          If Maker fails to pay in full any installment of principal of, or interest on, this Note or any other amount payable hereunder when due (whether at stated maturity, by acceleration or otherwise), Maker shall thereafter pay interest on the principal amount of this Note at a rate equal to the lower of 12% per annum or the highest rate then permissible under applicable law, unless and until such default is fully cured.

          Maker shall make all payments of the principal of, and interest on, this Note in immediately available funds and in lawful currency of the United States of America.

          All payments under this Note shall be made to Payee or any holder without set-off, counterclaim or deduction of any kind, at Payee's address at 100 Park Avenue, New York, New York 10022, Attention: William J. McEntee, Jr., or any other address as Payee may designate in writing to Maker.

          This Note may be prepaid, in whole or in part, without penalty or premium, at any time at the election of Maker; provided, however, that accrued
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interest on the amount prepaid is paid to the date of prepayment.  Partial principal prepayments shall be applied to the then last maturing installments of the principal of this Note.

          If an Event of Default (as defined below) occurs and is continuing, Payee may, at its option, by notice in writing to Maker, declare this Note to be, and the principal of this Note shall thereupon be, forthwith due and payable, together with all interest then accrued thereon; provided, however,
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that if the Event of Default described in clauses (b) or (c) below occurs, this
Note shall automatically, without notice, declaration or other further action by Payee, become forthwith due and payable in full as of the date of such Event of Default.
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          An Event of Default shall exist on the occurrence of any of the following:

          (a) Maker defaults in the payment of any portion of the principal or interest of this Note when due and such default is not cured within 15 days after such date;

          (b) if there is an entry of a decree or order for relief by a court having jurisdiction in the premises (i) in respect of Maker in any involuntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or other similar law, as now or hereafter in effect, or
(ii) appointing a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of or of any substantial part of the property of Maker, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (c) if there is (i) the commencement by Maker of a voluntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or other similar law, as now or hereafter in effect, (ii) the consent of Maker to the entry of any order for relief in an involuntary case under any such law, (iii) the consent of Maker to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Maker or of any substantial part of the property of Maker,
(iv) the making by Maker of a general assignment for the benefit of creditors or
(v) the admission by Maker in writing of its inability generally to pay its debts as they become due.

          This Note is being executed in connection with the purchase on the date hereof by Maker from Payee of 100 shares of the Common Stock of Corporate Family Network, Inc. (the "Shares") and is being made by Maker as payment of the exercise price of such options. In order to secure the full and timely payment of this Note, Maker pledges, assigns, hypothecates and trans fers the Shares to Payee, and grants to Payee a first lien on, and security interest in, the Shares and in all dividends, distributions and other proceeds thereof, solely as collateral security for the full and timely payment by Maker of the principal of, interest on, and any other obligations for payment under, this Note.

          Maker agrees to pay, and hold Payee harmless against, any liability for the payment of any costs and expenses, including, without limitation, reasonable attorneys' fees and dis bursements, arising in connection with the enforcement or collection of this Note by Payee or any holder.

          No provision of this Note shall be construed or shall operate so as to require Maker to pay interest in an amount or at a rate greater than the maximum allowed from time to time under applicable law. Should any payment of interest or other charges by Maker hereunder exceed the maximum rate of interest then permitted under applicable law, the amount of the excess interest shall be waived by Payee and shall be automatically credited against and in reduction of the principal balance of this Note.

          Maker waives diligence, demand, presentment, protest and all other demands and notices of any kind, consents to any renewals, extensions, and partial payments of this Note or the

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indebtedness for which it is given without notice to it and agrees that no such renewal, extension or partial payment shall discharge Maker from liability hereon in whole or in part (except to the extent of such partial payments).

          This Note may not be amended or modified except in a writing signed by Payee and Maker. If any provision of this Note is held to be invalid or unenforceable in any respect, the valid ity, legality and enforceability of the remaining provisions of this Note shall be unaffected thereby.

          No failure or delay on the part of Payee or any other holder of this Note to exercise any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Note are cumulative and not exclusive of any remedies provided by law.

          On receipt of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, on receipt of indemnity or security reasonably satisfactory to Maker from Payee or, in the case of mutilation, on surrender of the mutilated Note, Maker shall execute and deliver to Payee a new Note of like tenor in lieu of this Note.

          This Note shall be governed by and construed in accordance with the laws of the State of New York. Maker irrevocably submits to the personal jurisdiction and venue of any State or Federal court within New York County, State of New York, in connection with any action or pro ceeding instituted to enforce this Note.

          IN WITNESS WHEREOF, Maker has caused this instrument to be duly executed on its behalf on the date first set forth above.


                                      /s/ Ralph C. Guild
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                                              RALPH C. GUILD

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